UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC		27105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2012, Hanesbrands Inc. (the “Company”) appointed Michael S. Ryan as principal accounting officer of the Company. Mr. Ryan, age 44, has served as the Company’s Chief Accounting Officer and Controller since February 13, 2012. From April 2009 until February 13, 2012, Mr. Ryan served as Vice President of Audit at HD Supply, Inc., a leading industrial distribution company. Prior to joining HD Supply, Inc., Mr. Ryan was employed by BlueLinx Holdings Inc., a leading building products distributor, where he served as Corporate Controller from October 2006 until April 2009 and Director of SEC Reporting from June 2004 until October 2006. No changes were made to Mr. Ryan’s compensation in connection with his appointment as principal accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 9, 2012	HANESBRANDS INC.

	By:	/s/ Richard D. Moss
Richard D. Moss
Chief Financial Officer